SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

               CURRENT REPORT PURSUANT To SECTION 13 OR 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 March 31, 1995





                             HUNTER RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

                          Commission file number 1-1705

        Pennsylvania                                    87-0205057
  (State of Incorporation)                  (I.R.S. Employer Identification No.)


           600 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039
               (Address of principal executive offices) (Zip Code)

                                 (214) 401-0752
              (Registrant's telephone number, including area code)


















- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


                Page 1 of ____ pages contained in the sequential
             numbering system The Exhibit Index may be found on Page
                     ___ of the sequential numbering system.

Item 2. Recent Developments

On March 31, 1995, Hunter Resources, Inc. closed on an acquisition of domestic producing oil and gas properties for $1.4 million from a Midland, Texas based independent. The purchase price was comprised of $1.2 million cash, $200,000 in restricted common stock of Hunter, and had an effective date of January 1, 1995. The properties are concentrated in four fields in West Texas and Eastern New Mexico and include ownership interest in 25 wells, 23 of which the Company or its subsidiary have assumed operations. The properties have proved producing reserves estimated by the Company's petroleum engineers of 28,472 barrels of oil/condensate and 2.416 billion cubic feet of natural gas to the net interest acquired. The future net revenues from these proved producing properties is estimated at $3,622,880 with a discounted present worth at 10% of $1,960,533.


Item 7. Financial Statements and Exhibits.

                                                                   Sequentially
                                                                   Numbered Page

(a)  Financial Statements of the Business Acquired:                       3

     Accountants' Report
     Historical Summary of Revenue and Direct Operating Expenses
      for the Year Ending March 31, 1994 and 1995                         4
     Notes to Historical Summary of Revenues and Direct Operating
      Expenses for the Year Ending March 31, 1994 and 1995                5

(b)  Pro forma financial information:

     Pro Forma Consolidated Financial Information (unaudited)             6
     Pro Forma Consolidated Statement of Operations (unaudited)
      For the Twelve Months Ended December 31, 1994                       7
     Pro Forma Consolidated Statement of Operations (unaudited)
      For the Three Months Ended March 31, 1995                           8
     Notes to Unaudited Pro Forma Consolidated Statements of
      Operations                                                          9

(c)  Exhibits:

     Agreement to Acquire Assets                                         10




                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATED:        September 26, 1995                          HUNTER RESOURCES, INC.


                                                   By:    /s/ Gary C. Evans
                                                          Gary C. Evans
                                                          President

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
Hunter Resources, Inc.
Irving, Texas

We have audited the accompanying Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired March 31, 1995, for the years ending March 31, 1995 and 1994. The Historical Summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ( for inclusion in the Form 8-K/A of Hunter Resources, Inc.) as described in Note 2 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the Properties Acquired March 31, 1995, for the years ending March 31, 1995 and 1994, in conformity with generally accepted accounting principles.


HEIN + ASSOCIATES LLP


August 15, 1995
Dallas, Texas

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                       PROPERTIES ACQUIRED MARCH 31, 1995

                    Historical Summary of Revenue and Direct
                        Operating Expenses for the years
                         ending March 31, 1994 and 1995


                                                         For the Years Ended
                                                               March 31,
                                                         1994           1995
                                                      --------------------------

Oil and gas sales                                    $  671,000      $  528,000
Direct lease operating                                 (169,000)       (145,000)
                                                      --------------------------

Net Revenues                                         $  502,000      $  383,000
                                                      --------------------------


                         See Notes to Historical Summary

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                       Properties Acquired March 31, 1995

 Notes to Historical Summary of Revenues and Direct Operating Expenses for Years
                          Ended March 31, 1994 and 1995

1.   Basis of Presentation

     The accompanying Historical Summary of Revenue and Direct Operating Expenses relates to the operations of the oil and gas properties acquired by Hunter Resources, Inc. (Company) on March 31, 1995. The properties were acquired in exchange for 516,129 shares of restricted common stock valued at $200,000 and $1,213,000 in cash provided by a revolving credit facility. Revenues are recorded when oil and gas is produced and direct operating expenses are recorded when the related liability is incurred. Depreciation and amortization of oil and gas properties and general and administrative expenses have been excluded from operating expenses in the accompanying historical summary because the amounts would not be comparable to those resulting from proposed future operations.

2. The Historical Summary presented herein was prepared for the purposes of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-X Rule 1-02(v) of the Securities Exchange Act of 1934.

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (unaudited)

     The following unaudited pro forma consolidated statements of operations of the Company are based on the historical consolidated statements of operations of the Company for the year ended December 31, 1994 and the three months ended March 31, 1995, adjusted to give effect for the acquisition of the oil and gas properties acquired March 31, 1995 as if the acquisition had been consummated at the beginning of each respective period presented.

     The pro forma consolidated statements of operations have been prepared based on estimates and assumptions deemed by management of the Company to be appropriate and do not purport to be indicative of the results of operations which would actually have been obtained if the acquisition had occurred as presented in such statements, or which may be obtained in the future. The pro forma consolidated statements of operations should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994 and the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 1995, which have been filed with the Securities and Exchange Commission.

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)



                                                                  For the Twelve Months ended December 31, 1994
                                                ------------------------------------------------------------------------------------
                                                      Hunter          Arrington        Proforma        Combined
                                                    Historical        Historical      Adjustments      Proforma
                                                ------------------------------------------------------------------------------------

REVENUES:
     Gas gathering and marketing                $     443,000        $               $              $    443,000
     Oil and gas sales                                581,000           563,000                        1,144,000
     Oil field services and commissions             1,122,000                        A    43,000       1,165,000
     Interest                                          26,000                                             26,000
     Other                                            184,000                                            184,000
              TOTAL REVENUES                    ------------------------------------------------------------------------------------

                                                    2,356,000           563,000           43,000       2,962,000
                                                ------------------------------------------------------------------------------------


EXPENSES:
     Purchases of natural gas                         262,000                                            262,000
     Pipeline operations                               76,000                                             76,000
     Lease operating                                  412,000           153,000                          565,000
     Cost of services                                 654,000                                            654,000
     Depreciation, depletion,
          amortization and impairment                 263,000                        B   153,000         416,000
     General and administrative                       513,000                        C     6,000         519,000
     Interest                                          44,000                        D   120,000         164,000
     Legal settlement expenses                        117,000                                            117,000
              TOTAL EXPENSES                    ------------------------------------------------------------------------------------

                                                    2,341,000           153,000          279,000       2,773,000
                                                ------------------------------------------------------------------------------------

NET INCOME                                             15,000           410,000         (236,000)        189,000
     PREFERRED DIVIDENDS                               (9,000)                                            (9,000)
NET INCOME APPLICABLE TO                        ------------------------------------------------------------------------------------
     COMMON STOCK

                                                  $     6,000        $  410,000      $  (236,000)   $    180,000
NET INCOME PER SHARE                            ------------------------------------------------------------------------------------
     (primary and fully diluted)


                                                        *            $     0.02      $     (0.01)   $       0.01
                                                ------------------------------------------------------------------------------------


              *Less than $.01 per share















          See notes to Consolidated Pro Forma Statements of Operations

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)



                                                                    For the Three Months ended March 31, 1995
                                                ------------------------------------------------------------------------------------
                                                      Hunter         Arrington        Proforma             Combined
                                                    Historical       Historical      Adjustments           Proforma
                                                ------------------------------------------------------------------------------------

REVENUES:
     Gas gathering and marketing                $      55,000    $                 $                    $     55,000
     Oil and gas sales                                151,000          123,000                               274,000
     Oil field services and commissions               128,000                      A      7,000              135,000
     Interest                                           6,000                                                  6,000
     Other                                             60,000                                                 60,000
              TOTAL REVENUES                    ------------------------------------------------------------------------------------

                                                      400,000          123,000            7,000              530,000
                                                ------------------------------------------------------------------------------------

EXPENSES:
     Purchases of natural gas                          32,000                                                 32,000
     Pipeline operations                               13,000                                                 13,000
     Lease operating                                   87,000           32,000                               119,000
     Cost of services                                  96,000                                                 96,000
     Depreciation, depletion,
          amortization and impairment                  68,000                      B     37,000              105,000
     General and administrative                        79,000                      C      1,500               80,500
     Interest                                          19,000                      D     32,000               51,000
                                                ------------------------------------------------------------------------------------

              TOTAL EXPENSES                          394,000           32,000           70,500              496,500
                                                ------------------------------------------------------------------------------------


NET INCOME                                       $      6,000    $      91,000     $    (63,500)        $     33,500
                                                ------------------------------------------------------------------------------------

NET INCOME PER SHARE
     (primary and fully diluted)
                                                        *               *                *                    *
                                                ------------------------------------------------------------------------------------


     * Less than $.01 per share
















          See notes to Consolidated Pro Forma Statements of Operations

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES

       Notes to Unaudited Pro Forma Consolidated Statements of Operations

     The following adjustments have been reflected in the accompanying Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and the three months ended March 31, 1995 to give effect for the acquisition of oil and gas properties on March 31, 1995.

     A) To reflect overhead fee income charged to outside owners on the acquired properties for which operating rights were also acquired.

     B) To reflect additional depreciation and depletion on oil and gas properties as recalculated using the full cost method.

     C) To reflect additional general and administrative costs associated with the assumption of operator's duties on the acquired properties.

     D) To reflect interest expense associated with the financed portion of the acquisition.

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT ("Agreement"), dated as of this 31st day of March, 1995, is executed by and among David H. Arrington, Shelley K. Arrington and David H. Arrington Oil & Gas, Inc., hereinafter referred to as "Sellers", and Hunter Resources, Inc., hereinafter referred to as "Buyer".

                                    ARTICLE I

                               DEFINITION OF TERMS

     As used herein, the terms specified below shall have the following meanings:

SECTION 1.1: Properties
             ----------
     The term "Properties" shall include each kind or character of right, title, claim or interest which the Sellers or David H. Arrington Texas & New Mexico, Inc., a wholly owned subsidiary of David H. Arrington Oil & Gas, Inc., hereinafter sometimes referred to as the "Subsidiary", have in the oil, gas and/or mineral leases as more particularly described in Exhibits "A" and "B" which are attached hereto and incorporated herein, as of the Closing date, excluding all mineral interests and royalty interests in the Underwood No. 2 well and acquired from Christine S. Whitehill in the Vest A and B wells and the Kermit A wells, all ratifications, extensions and renewals thereof, any unitization, farmout or force pooling agreements associated therewith, the interest in or units created by such agreements, and all easements, permits, servitudes, rights-of-way, licenses, operating agreements, and oil and/or gas purchase/sale agreements directly related thereto. Notwithstanding the above, the term Properties shall not, however, include the following properties, rights, interest or assets:

     (a) Any right, title or interest of Sellers in or to any accounts receivable, money held in escrow or suspense accounts, or future receipts attributable to Sellers' interest in the oil and gas and other hydrocarbons produces and sold from the Properties prior to the Effective Date.

     (b) All claims and causes of action of Sellers against others (except claims or causes of action involving title to any of the Properties) arising from acts or transactions affecting or relating to any of the Properties occurring prior to the Effective Date including, but not limited to, rights and claims against purchasers of production, rights to rate entitlements arising from regulatory proceedings and other monetary claims or rights against others.

SECTION 1.2: Personalty
             ----------
     The term "Personalty" shall include the following rights and interests:

     (a) All right, title or interest which Sellers and the Subsidiary have in or to any personal property, and improvements located on the Properties described on Exhibits "A" and "B", which are attached to and made a part hereof and incorporated herein, as of the Closing Date (including, but not limited to, wells, tanks, boilers, fixtures, inventories, machinery and other equipment) for the exploration, development, operation and maintenance of the Properties and related equipment and inventory.

SECTION 1.3: Existing Wells
             --------------
     The term "Existing Wells" shall mean the oil, gas and/or mineral wells located on the Properties which are currently producing or non-producing and which are more particularly described in Exhibits "A" and "B", which are attached hereto and incorporated herein.

SECTION 1.4: The Subsidiary
             --------------
     David H. Arrington Texas & New Mexico, Inc. owns the Properties described on the attached Exhibit "B".

                                   ARTICLE II

                         AGREEMENT TO PURCHASE AND SALE

SECTION 2.1: Agreement
             ---------
     On the terms and subject to the conditions herein set forth, Buyer agrees to purchase Sellers' right, title, and interest in the Properties, Existing Wells and Personalty and all of the issued and outstanding common stock of the Subsidiary from Sellers and Sellers agree to sell, transfer, assign and convey to Buyer the Sellers' right, title and interest in the Properties, Existing Wells and Personalty as further described on Exhibit "A" and all of the issued and outstanding common stock of the Subsidiary.

SECTION 2.2: Purchase Price
             --------------
     The purchase price agreed to be paid by Buyer for Sellers' right, title and interest in the Properties, Existing Wells and Personalty and all of the issued and outstanding common stock of the Subsidiary is One Million Four Hundred Thirteen Thousand Four Hundred Dollars and Fifteen Cents ($1,413,400.15) (the "Base Purchase Price"), subject to any applicable purchase price adjustment as provided for herein. The total consideration will be structured as follows:

     (a) One Million Two Hundred Thirteen Thousand Four Hundred Dollars and Fifteen Cents ($1,213,400.15) cash due at the time of Closing subject to any applicable purchase price adjustment as provided for herein; and

     (b) Five Hundred Sixteen Thousand One Hundred Twenty-Nine (516,129) fully paid and nonassessable shares of Hunter Resources, Inc. restricted common stock, $0.10 par value free and clear of all liens and encumbrances which shall be exchanged for all of the issued and outstanding shares of common stock of David H. Arrington Texas & New Mexico, Inc.

     Said purchase price is allocated as follows:

             Lease Well Equipment               $   100,000.00
             Leasehold                            1,313,400.15
                                                 -------------

                Total                            $1,413,400.15
                                                 =============

     The above allocation represents the fair market value as determined and agreed to by the parties. All assets sold under this Agreement are Class III assets as defined under IRS Treas. Reg. 1.060 - 1T. The parties agree that the above allocation shall be reported on Form 8594 or similar form to be filed by Buyer or Sellers with the Internal Revenue Service and any other taxing authority requiring allocation of the purchase price and said allocation shall be consistent with this Section 2.2. In the event any taxing authority questions the above allocations, the parties agree to make any modifications that may be required to this allocation after consultation with one another and mutual agreement to the same.

SECTION 2.3: Effective Time, Closing Date and Closing
             -----------------------------------------
     The "Effective Time" of the sale shall be January 1, 1995, at 12:01 a.m. CST. Buyer's purchase of Sellers' interest pursuant to this Agreement shall take place on or before 2 p.m. Central Daylight Time on March 31, 1995, which date and time shall herein be referred to as the "Closing Date". The place of "Closing" shall be at the offices of Sellers, located at 214 West Texas, Suite 400, Midland, Texas 79701.

SECTION 2.4: Accounting for Certain Operating Costs from January 1, 1995 to Closing Date
              ------------------------------------------------------------------
     (a) Buyer shall be responsible for all operating costs after Closing Date, and Sellers shall be responsible for all operating costs incurred prior to Closing Date.


SECTION 2.5: Base Purchase Price Adjustment
             ------------------------------
The Base Purchase Price shall be increased by:

     (a) All expenditures paid by Sellers in connection with the operation, maintenance or repair of the Properties from the Effective Time to Closing (as herein defined);

     (b) All prepaid expenses paid by Sellers attributable to the Properties from the Effective Time to Closing, including, but not limited to, any delay rentals or shut-in royalties;

     (c) All underproduced gas imbalances as of the Effective Date as reflected on Exhibit "E" attached hereto, the value of such gas production imbalance adjustment shall be calculated by multiplying the net volume of gas in the account by $1.50 per MCF (thousand cubic feet before Btu adjustment) for the Properties;

     (d) Any other amount agreed upon in writing by Buyer and Sellers;

and shall be reduced by:

     (e) All proceeds received by Sellers from sales of production attributable to the Properties that is produced from the Effective Time to Closing (net of burdens, production and severance taxes deducted therefrom and paid by or on behalf of Sellers);

     (f) All other proceeds received by Sellers which are attributable to the Properties from the Effective Time to Closing;

     (h) All overproduced gas imbalances as of the Effective Date as reflected on Exhibit "E" attached hereto, the value of such gas production imbalance adjustment shall be calculated by multiplying the net volume of gas in the account by $1.50 per MCF (thousand cubic feet before Btu adjustment) for the Properties; and

     (i) Any other amount agreed upon in writing by Buyer and Sellers.

                                   ARTICLE III

                             REPRESENTATION OF BUYER
                         CONCERNING PURCHASE OF PROPERTY

SECTION 3.1: Buyer's Representations
             -----------------------
     (a) Buyer represents to Sellers that Buyer is engaged in the business of exploring for and producing oil, gas and other minerals as an ongoing business and thus possesses oil and gas expertise or has in Buyer's employ qualified Geologists, Engineers, Professional Counsel or industry knowledgeable personnel to competently evaluate reserves of oil and gas remaining beneath the Properties represented by this Agreement, and, based upon Buyer's appraisal of this property, Buyer has ascertained a market value of $1,400,000 for Sellers' ownership interest in the Properties and Personalty and Existing Wells, as of the Effective Time.

     (b) Buyer acknowledges Sellers have made no representations, either expressed or implied, as to the remaining oil and gas reserves recoverable beneath the Properties represented in this Agreement.

     (c) Buyer acknowledges that Sellers have made no representations, either expressed or implied, in regard to the value of the Properties, Personalty and Existing Wells.

     (d) Buyer represents to Sellers that Buyer, or its qualified agents and personnel, has satisfied itself as to environmental and regulatory compliance by Sellers and its predecessors, in connection with the Existing Wells, Personalty and Properties.

     (e) Buyer is incorporated in the State of Pennsylvania and is licensed to do business in the State of Texas.


                                   ARTICLE IV

                                     CLOSING
                                     -------

SECTION 4.1: Actions to be Taken at Closing
             ------------------------------
     At the time of Closing, the following events and actions shall occur:

     (a) Sellers shall execute and deliver to Buyer Assignments, Bills of Sale and Conveyances covering Sellers' interest in the Personalty and Oil and Gas Leases, including Sellers' interest ownership in the Existing Wells and Properties described in the attached Exhibit "A", subject to any depth limitation of record.

     Said Assignments, Bills of Sale and Conveyances shall be without warranties of merchantability or fitness for a particular purpose, either express or implied. However, said Assignments, Bills of Sale and Conveyances of Oil and Gas Leases shall be with special warranty of title as against claims asserted by, through or under Sellers, but not otherwise and shall also include a warranty against mortgages, liens, judgments, security interests, and encumbrances of any kind created by, through or under Sellers, but not otherwise. Said Assignments, Bills of Sale and Conveyances of Oil and Gas Leases shall be made specifically subject to all of the terms and provisions of this Agreement, all of which shall survive the Closing.

     (b) David H. Arrington Oil & Gas, Inc. shall endorse to Hunter Resources, Inc. the share certificates representing all of the issued and outstanding shares of David H. Arrington Texas & New Mexico, Inc.

     (c) Buyer shall make payment to Sellers for the full remaining purchase price in cash or immediately available funds and shall issue to David H. Arrington a certificate(s) representing 516,129 shares of fully paid and nonassessable shares of restricted common stock, $0.10 per share par value, free and clear of all liens and encumbrances.

     (d) Sellers shall deliver to Buyer all well files. Sellers shall deliver to Buyer completed and executed pertinent forms on the wells necessary for the change of ownership. Buyer and Sellers shall each deliver to the other such other documents, certificates, opinions and materials as are required under the provisions of this Agreement, including the accounting and funds in payment thereof as provided for in Sections 2.4 and 2.5 herein.

     (e) The Sellers agree to pay all sales taxes incurred in connection with the conveyances and assignments made pursuant to this Agreement, if applicable.

     (f) Gary C. Evans shall execute a guaranty on a form acceptable to Sellers guaranteeing the put option described in Section 4.3 below.

SECTION 4.2: Conditions to Obligations of Buyer
             ----------------------------------
     The obligations of Buyer pursuant to this Agreement are subject to the conditions that on the Closing Date:

     (a) All terms, covenants and conditions and warranties made by the Sellers in this Agreement shall be true and correct as of the Closing Date.

     (b) No action or proceeding by or before any court or other governmental body shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated hereby or which might affect the right of Buyer to own, control and enjoy the full benefit of the Personalty, Existing Wells and the Properties after the Closing Date.

SECTION 4.3: Post-Closing Obligations of Buyer and Sellers
             ---------------------------------------------
     (a) Beginning one year after Closing, and continuing for a period ending December 31, 1996, Sellers will have the option to "put" any portion or all of the restricted common stock of Hunter back to Hunter for a cash consideration of $0.3875 per share, and Hunter agrees to pay such amount for the stock to Sellers within fifteen business days of the exercise of the option.

     (b) Gary C. Evans (hereinafter referred to as "Evans") will personally guaranty said "put" option, however, should Buyer or Evans offer to purchase for cash and payable within 15 days of such offer, all 516,129 shares of the restricted Common Stock beginning one (1) year after Closing, but prior to December 31, 1996, at a price of $0.3875 per share or better, and Sellers elect not to accept such offer, then the "put" agreement outlined in Section 4.3(a) above, along with the personal guaranty of Evans will then expire;

                                    SECTION V

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

SECTION 5.1: Representations and Warranties of Sellers
             -----------------------------------------
     Sellers hereby represent and warrant to Buyer, that:

     (a) This Agreement constitutes the valid and binding obligation of Sellers, enforceable against Sellers in accordance with its terms.

     (b) Prior to Closing only, Sellers have or will permit Buyer full access at all reasonable times to the Personalty and the Existing Wells, and all records, files and documents of Sellers are available to Sellers relating to the Personalty, Properties and Existing Wells. Sellers shall allow Buyer to photocopy any and all agreements, title opinions, logs, test data, drilling reports, purchaser statements, gauge reports, pumper reports and any other information or data in possession of Sellers regarding the Properties.

     (c) Buyer will acquire one hundred percent (100%) of Sellers' and the Subsidiary's interest in the Properties, excluding the mineral interests and royalty interests described in the first paragraph of Section 1.1 hereof. The percentages shown on the attached Exhibits "A" and "B" are believed by Sellers to be correct, however, Buyer agrees that it has satisfied itself as to the working interest and net revenue interest owned by Sellers in each Property. The assignment from Sellers to Buyer will be made without warranty of title, either express or implied, and will contain unilateral indemnities regarding general liabilities as well as environmental liabilities with Seller's indemnities being limited to matters arising prior to the effective time and Buyer's indemnities relating to matters arising after the effective time. All equipment will be sold in an AS IS, WHERE IS condition.

     (d) There are no actions, suits, proceedings or governmental investigations or inquiries pending, and to their knowledge, threatened against Sellers or their asset operations or business which seek to delay, prevent or hinder or which might be adversely determined to affect title to or the value of the Personalty, Existing Wells or the Properties.

     (e) Sellers have either discharged or caused to be discharged all taxes of every kind and character, as the same shall have become due, attributable or relating to Sellers' ownership of the Personalty, Properties, or Existing Wells.

     (f) Neither the Personalty, Properties nor the Existing Wells are subject to any unrecorded preferential rights of purchase, restrictions on assignments, joint venture agreements, operating agreements, reversionary interest or other burdens, restrictions, or limitations with respect to the operation thereof, except or as set forth hereinafter in Exhibit .

     (g) The Personalty, the Existing Wells and the Properties are not burdened by any liens, encumbrances, mortgages, judgements or security interests, nor have Sellers made any material commitment relating thereto (except in the ordinary course of business), that will not have been released as of Closing.

     (h) The execution and delivery of this Agreement and the consummation of all the transactions contemplated hereby by the Sellers has been approved by all necessary action on the part of such Sellers.

     (i) The written information delivered to Buyer by Sellers which relates to the Personalty, Existing Wells and the Properties and all well data and other information presented in the written material delivered to Buyer is to the best of Sellers knowledge, true, complete and accurate.

     (j) Sellers shall not be obligated to provide to Buyer nor pay for on behalf of Buyer any title opinions or supplements thereto or abstracts of title that are not in existence as of the date of the Letter of Intent executed by and between Sellers and Buyer;

     (k) Buyer and Sellers agree that in the event Closing under this Agreement does not occur on or before March 31, 1995, or such other extension date as may be mutually agreed upon in writing by Buyer and Sellers, this Agreement shall be null and void and of no further force and effect. Buyer shall return to Sellers all documentation, files and records pertaining to the Properties, Existing Wells and Personalty;

     (l) It is expressly understood by Buyer that Sellers have from time to time injected oil/condensate into the producing formation of the Britt Phillips #2 Well located in the Eumont Field, Lea County, New Mexico to enhance the production performance of this well and Buyer has taken such actions by Sellers into account in its economic evaluation of said property.

     NOTWITHSTANDING ANY OF THE WARRANTIES AND REPRESENTATIONS MADE HEREIN, THE PROPERTIES, PERSONALTY AND EXISTING WELLS ARE TO BE SOLD AS IS, WHEREAS AND WITH ALL FAULTS, AND SELLERS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN FACT OR IN LAW, WITH RESPECT TO THE ORIGIN, QUANTITY, QUALITY, OPERATING CONDITION, SAFETY OF EQUIPMENT, TITLE TO PERSONAL PROPERTY, TITLE TO REAL PROPERTY, COMPLIANCE WITH THE GOVERNMENT REGULATIONS, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSES, CONDITION, THE QUANTITY, VALUE OR EXISTENCE OF RESERVES OF OIL, GAS OR OTHER MINERALS PRODUCIBLE OR RECOVERABLE FROM THE LEASES OR WELLS, OR OTHERWISE, CONCERNING ANY OF THE PROPERTIES, PERSONALTY OR EXISTING WELLS. ALL WELLS, PERSONAL PROPERTY, DATA, RECORDS, MACHINERY, EQUIPMENT AND FACILITIES THEREIN, THEREON AND APPURTENANT THERETO ARE TO BE CONVEYED BY SELLERS AND ACCEPTED BY BUYER PRECISELY ONLY "AS IS, WHERE IS."

                                   ARTICLE VI

                       AGREEMENTS AND COVENANTS OF SELLERS
                       -----------------------------------


SECTION 6.1: Affirmative Covenants
             ---------------------
     During the period from the Effective Time to the Closing Date, Sellers have:

     (a) Carried on the business with respect to the Personalty, Properties and the Existing Wells in a prudent and diligent manner in accordance with prevailing industry standards;

     (b) Promptly notified Buyer of the receipt of any notice or claim, written or oral, of default, breach by Sellers, or of any termination or cancellation of any material contract, lease or other agreements relating to the Properties, Personalty or Existing Wells;

     (c) Promptly notified Buyer of the loss of or damage to any of the Personalty or Existing Wells;

     (d) Given prompt notice to Buyer of any claims or litigation, threatened or instituted or any other material event or occurrence involving or affecting any of the Properties, Personalty or Existing Wells; and

     (e)  Reasonably   cooperated  with  the  Buyer  in  endeavoring  to  obtain
additional  title  and  other   information  with  respect  to  the  Properties,
Personalty or Existing Wells.




                                   ARTICLE VII

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

SECTION 7.1: Representations and Warranties of Buyer
             ---------------------------------------
     Buyer represents and warrants to Sellers that:

     (a) Buyer is Hunter Resources, Inc.

     (b) This Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     (c) Buyer is acquiring Sellers' and the Subsidiary's interest in the Personalty, Properties and the Existing Wells as outlined on Exhibits "A" and "B" based upon its own physical examination of the Properties, Existing Wells and Personalty as well as an independent examination and inspection of the accounting, land, legal and well files of Sellers.

     (d) The execution and delivery of this Agreement will not violate any provision of or constitute a default under any statute, or any order, rule or regulation of any court or governmental agency into which Buyer is subject.

     (e) Upon cessation of production, Buyer and/or its wholly-owned subsidiary, will properly plug and abandon all producing and/or non-producing wells upon said Properties which wells now exist or which may exist in the future, in accordance with state and federal regulatory requirements.

     (f) Buyer has inspected the oil and gas properties outlined on Exhibits "A" and "B" and satisfied itself as to the current operating condition of the Properties.

     (g) Buyer recognizes that the Bell "A" No. 1 well is physically located within Sellers yard and such fee simple real property is not a part of this transaction. Buyer represents to Sellers that after Closing, Buyer or its affiliates will not store personal property and equipment in Sellers' yard other than those items specifically attributable to operation of the Bell "A" No. 1 well such as chemicals, surface equipment, etc., provided, however, no tubulars shall be stored in such yard.

     (h) Buyer is qualified to do business in Texas.


                                  ARTICLE VIII

Section 8.1 SECURITIES LAWS AND COMPLIANCE
            ------------------------------
     The parties will arrange for and effect all necessary procedures under the requirements of applicable federal and state securities laws, including those of the Securities and Exchange Commission and the state securities boards promulgated thereunder to the extent that this Agreement is properly consummated to comply with all federal and state securities registration requirements, or to take full advantage of any appropriate exemptions therefrom, and otherwise to be in accord with all federal and state securities law anti-fraud restrictions.

     A.   KNOWLEDGE  RESPECTING  ACQUIRING  PROCEDURES.  Buyer and Sellers  each
          --------------------------------------------
          represent, respectively, and acknowledge that:

          1. In the case of Sellers:

               (a) Sellers know, or have had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of Hunter which they deem relevant to make a fully informed decision regarding the consummation of the transaction contemplated hereby, and

               (b) Sellers have been supplied with, or had the opportunity to review, copies of all Forms 10-KSB, 10-QSB and 8-K, and all proxy statements filed by Hunter within the two year period immediately preceding the date of this Agreement. Without limiting the foregoing, Sellers understand and acknowledge that neither Hunter nor anyone acting on its behalf has made any representations or warranties other than those contained herein regarding Hunter or the future conduct of Hunter's business or of each subsidiaries business, and Sellers have not relied upon any representations or warranties other than those contained herein.

          2. In the case of Buyer:

               (a) Buyer has had the opportunity to acquire all information concerning the Properties which it deems relevant to make a fully informed decision regarding the consummation of the transaction contemplated hereby.

     B.   STATUS OF SHARES TO BE ISSUED. Buyer and Sellers agree,  respectively,
          -----------------------------
          that each acknowledges and confirms that they have been advised and understand as follows:

          1.   They  are   acquiring  the   securities   (shares  of  Hunter  or
               Properties, as the case may be) without a view to any distribution or resale, which may be made without violating the registration provisions of the Securities Act of 1933, as amended (the "1933 Act") or applicable state law. The shares of Hunter are "restricted securities" within the meaning of Rule 144 under the 1933 Act and have not been registered under the 1933 Act or the laws of any state:

          2. There shall be endorsed on the certificates evidencing the shares of Hunter's stock delivered at closing legends substantially similar to the following:

               "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR DISTRIBUTED IN THE ABSENCE OF:
               (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, ANY APPLICABLE STATE LAW, OR IN LIEU THEREOF, OR (2) AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE ISSUER OF THE SHARES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACTS".

               "A  FULL   STATEMENT  OF  ALL  THE   DESIGNATIONS,   PREFERENCES,
               LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE

               CORPORATION IS AUTHORIZED TO ISSUE IS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE AMENDMENTS THERETO ON FILE IN THE OFFICE OF THE SECRETARY OF STATE AND THE CORPORATION WILL FURNISH A COPY OF SAID STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE
               WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

          3. Except under certain limited circumstances, the restrictions on the transfer of the securities will also apply to the Property and any and all shares of capital stock or other securities issued to or otherwise acquired with respect to such shares including, without limitation, shares and securities issued or acquired as a result of any stock dividend, stock split or exchange or any distribution of shares or securities pursuant to any corporate reorganization, reclassification or similar event.

     C.   INDEMNIFICATION  BY PARTIES.  If at any time in the future  Sellers or
          ---------------------------
          Buyer should offer, sell, assign, pledge, hypothecate, transfer, or otherwise dispose of any of securities or interests in the Properties without registration under the 1933 Act, as amended, or such similar federal statute as may then be in effect, each of the parties hereby agree to indemnify and hold harmless the other party against any and all claims, liabilities, penalties, costs and expenses that may be asserted against or suffered by such party as a result of such disposition.

     D.   INVESTMENT    CERTIFICATE.    Sellers   will   execute   an   investor
          -------------------------
          representation letter, substantially in the form set out in Exhibit "C" hereto, acknowledging the restrictions on the Common Stock issued pursuant to this Agreement. Buyer will execute an investor representation letter substantially in the form set out in Exhibit "D".

     E.   REGISTRATION  RIGHTS OF  SELLERS.  If Buyer,  within  two years  after
          --------------------------------
          Closing proposes for any reason to register any of its common stock or other securities under the Securities Act of 1933 (for the purposes of this Section, the "Act") (other than pursuant to a registration statement for Forms S-4 or S-8 or similar or successor form), it shall each such time promptly give written notice to Sellers of its intention so to do. Such notice from Buyer shall set forth the types of securities to be registered, and other information, if applicable, such as the maximum proposed offering price, commissions and discounts in connection therewith, and other relevant information. For the purposes of these registration rights, the common stock issued to
          Sellers pursuant to this Agreement, is herein referred to as "Registrable Shares". Upon the written request from Sellers, given within fifteen (15) banking days after receipt of any such notice, to register any Registrable Shares (which request shall specify the common stock intended to be sold or disposed of by such stockholders and shall state the intended method of disposition of such common stock by the prospective Sellers), Buyer shall use all commercially reasonable efforts to cause all such Registrable Shares to be registered under the Act and applicable state law so that such Registrable Shares may be sold at such times and in such manner as Sellers determine in accordance with the terms of the applicable prospectus.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

SECTION 9.1: Notice
             ------
     Any notice or other communication required or permitted to be given under this Agreement must be in writing, and may be given by depositing the same in the United States mail, certified delivery, return receipt requested, properly addressed as provided below. Notice deposited in the mail in the manner provided above shall be effective and shall be deemed received upon the expiration of three business days.

     For purposes of notices hereunder, the addresses of the parties shall be as follows:

               Sellers:            David H. Arrington Oil & Gas, Inc.
                                   214 West Texas, Suite 400
                                   Midland, Texas  79701
                                       Attn:  David H. Arrington
                                            President

               Buyer:              Hunter Resources, Inc.
                                   600 East Las Colinas Blvd., Suite 1200
                                   Irving, TX  75039
                                       Attn:  Gary C. Evans
                                            President

     Any party may change its address for the giving of notice hereunder at any time by giving notice of change in the manner specified above.


SECTION 9.2: Survival of Representations, Warranties, Covenants and Agreements
             -----------------------------------------------------------------
     The representation, warranties, covenants and agreements of Buyer and Sellers set forth herein shall survive the Closing.


SECTION 9.3: Waiver
             ------
     No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged waiver or estoppel.

SECTION 9.4: Entire Agreement
             ----------------
     This Agreement constitutes the entire agreement and understanding between the parties hereto and may not be modified or amended except in writing signed by the parties hereto:

SECTION 9.5: Expense
             -------
     Buyer and Sellers shall each pay their respective expenses and costs in connection with this Agreement and the transactions contemplated thereby.

SECTION 9.6: Heading
             -------
     Descriptive headings are used for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

SECTION 9.7: Applicable Law
             --------------

     This Agreement shall be governed by and interpreted in accordance with laws of the State of Texas applicable to contracts made and performed entirely therein.

SECTION 9.8: Binding Effect
             --------------
     This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns; provided, no assignment by either party shall be made without the express written consent of the other party and if such consent is granted, no assignment shall relieve such party of any of its obligations hereunder.

SECTION 9.9: Assignment of Agreements and Covenants
             --------------------------------------
     Neither Buyer nor Sellers shall assign or delegate this Agreement to a third party without the prior written consent of the other party hereto.

SECTION 9:10: Indemnification/Risk of Loss
              ----------------------------
     Risk of Loss to the Properties, Existing Wells and Personalty shall be upon Sellers until the time of Closing. At Closing, said risk of loss shall pass to Buyer. Notwithstanding anything to the contrary herein, Sellers shall indemnify and hold Buyer free and harmless from liability for any and all costs, expenses and causes of action of every kind and character in connection with the Personalty, Properties and the Existing Wells for events occurring prior to the Closing Date. Likewise, notwithstanding anything to the contrary herein, Buyer shall indemnify and hold Sellers free and harmless from liability for any and all costs, expenses and causes of action of every kind and character in connection with the Personalty, Properties and the Existing Wells for events occurring on the Closing Date and thereafter.

SECTION 9.11: Signature in Counterparts
              -------------------------
     This Agreement may be signed in multiple counterparts by the Buyer and Sellers, each of which, when taken together, shall constitute the original document.

SECTION 9.12: Brokers
              -------
     Each party agrees that it will hold the other party harmless from any claim by any broker or finder asserting it was employed by such party in connection with the transactions contemplated hereby.

SECTION 9.13:

     Each of the parties hereto agree to execute any and all mutually-acceptable documents so as to vest title to Buyer the interests and the properties outlined on the attached Exhibit "A", which is attached hereto and incorporated herein.

                                    ARTICLE X

                               SPECIAL PROVISIONS
                               ------------------

SECTION 10.1: Existing Contracts and Agreements
              ---------------------------------
     Buyer acknowledges Sellers have informed Buyer that portions of the Properties and Existing Wells covered in this Agreement are subject to the following contracts and agreements of which Buyer agrees to purchase the Properties, Personalty and Existing Wells subject to:

     (1) Miscellaneous electrical contracts and other agreements;

     (2) A.A.P.L. Model Form Operating Agreement covering the Existing Wells.

SECTION 10.2: Distribution of Monies and Stock Among Sellers:
              -----------------------------------------------
     Buyer and Sellers agree all monies payable to Sellers shall be paid by wire transfer according to written instructions received from Sellers or Cashier's Check in the following amounts and to the following parties as shown below:

William M. Kerr, Jr., qualified intermediary
       for the account of David H. Arrington
       under Section 1031 of the Internal Revenue
       Code of 1986, as amended.                                  $1,213,400.15
516,129 s/s Hunter Resources, Inc. Common Stock                      200,000.00
                                                                   -------------

                             TOTAL                                $1,413,400.15
                                                                  =============

SECTION 10.3: Like Kind Exchange
              ------------------
     Sellers reserve the right to assign all or a portion of their rights under this Purchase and Sale Agreement at any time prior to the Closing Date to further the completion in whole or in part of a like kind exchange within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended. In the event Sellers do assign their rights under this Purchase and Sale Agreement pursuant to the Internal Revenue Code section, Buyer agrees to consent to and acknowledge Sellers' assignment of their rights in this Agreement in the form as may be required by Sellers.




                         "SELLERS"

WITNESS:                                    DAVID H. ARRINGTON



________________________                    /s/ David H. Arrington


WITNESS:                                    SHELLEY K. ARRINGTON



________________________                    /s/ Shelley K. Arrington

ATTEST:                                     DAVID H. ARRINGTON OIL & GAS, INC.
(Corporate Seal)



________________________                    /s/ David H. Arrington
      Secretary

                           "BUYER"

ATTEST:                                     HUNTER RESOURCES, INC.



________________________                    /s/ Gary C. Evans
Secretary                                   ------------------------
                                            Gary C. Evans, President

                                   "GUARANTOR"
                                (Section 4.3 (b))


WITNESS:                                    Gary C. Evans



________________________                    /s/ Gary C. Evans





STATE OF TEXAS                     ss.

COUNTY OF MIDLAND                  ss.

     The foregoing instrument was acknowledged before me this the 31st day of March, 1995, by DAVID H. ARRINGTON.

                                            ------------------------------
                                            Notary Public
My Commission Expires:

- --------------------------------


STATE OF TEXAS                     ss.

COUNTY OF MIDLAND                  ss.

     The foregoing instrument was acknowledged before me this the 31st day of March, 1995, by SHELLEY K. ARRINGTON.

                                            ------------------------------
                                            Notary Public
My Commission Expires:

- ---------------------------------

STATE OF TEXAS                     ss.

COUNTY OF MIDLAND                  ss.

     The foregoing instrument was acknowledged before me this the 31st day of March, 1995, by DAVID H. ARRINGTON. as President of DAVID H. ARRINGTON OIL & GAS, INC., on behalf of the corporation.

                                            ------------------------------
                                            Notary Public
My Commission Expires:

- ---------------------------------

STATE OF TEXAS                     ss.

COUNTY OF MIDLAND                  ss.

     The foregoing instrument was acknowledged before me this the 31st day of March, 1995, by GARY C. EVANS, as President of Hunter Resources, Inc., on behalf of the corporation.

                                            ------------------------------
                                            Notary Public
My Commission Expires:

- ----------------------------------


STATE OF TEXAS                     ss.

COUNTY OF MIDLAND                  ss.

     The foregoing instrument was acknowledged before me this the 31st day of March, 1995, by GARY C. EVANS.

                                            ------------------------------
                                            Notary Public
My Commission Expires:

- ----------------------------------

                                   EXHIBIT "C"

     To That Purchase and Sale Agreement By and Among David H. Arrington, Shelley K. Arrington and David H. Arrington Oil & Gas, Inc., as Sellers, and Hunter Resources, Inc., as Buyer, dated this 31st day of March, 1995.


                             INVESTMENT CERTIFICATE

     The undersigned  corporation,  David H. Arrington Oil & Gas, Inc. and David
H. Arrington (herein collectively referred to as "Arrington"), hereby warrant and represent to Hunter Resources, Inc. the following:

     1. That in acquiring 516,129 shares of voting common stock of Hunter Resources, Inc., warrant that they are taking such shares for investment purposes only and fully understand the concept.

     2. That Arrington considers himself an "accredited investor" as that term is known in the securities industry in that he does not need nor require the protection afforded to him by filing of a registration statement with the United States Securities and Exchange Commission in regard to this transaction.

     3.   That Arrington has other  investments and financial  commitments which
          enable  him  to  take  the  aforementioned   shares  for  a  long-term
          indefinite investment period.

     4. The parties hereto have agreed that all shares being acquired are "restricted securities" as that term is defined under SEC Rule 144 and may have to be held for an indefinite period of time. Certificates representing the restricted securities will have a restrictive legend.

     5. It is understood by Arrington that transfer by it of the restrictive securities which are the subject of this Investment Certificate will not be effected unless a Registration Statement is in effect with regard thereto or unless an exemption from registration is available.

DATED this 31st day of March, 1995.


/s/ David H. Arrington                          /s/ David H. Arrington
- ----------------------                          ---------------------------
David H. Arrington, President                   David H. Arrington, Individually
David H. Arrington Oil & Gas, Inc.

                                   EXHIBIT "D"

     To That Purchase and Sale Agreement By and Among David H. Arrington, Shelley K. Arrington and David H. Arrington Oil & Gas, Inc., as Sellers, and Hunter Resources, Inc., as Buyer, dated this 31st day of March, 1995.


                             INVESTMENT CERTIFICATE

     The undersigned corporation, Hunter Resources, Inc., hereby warrants and represents to David H. Arrington Oil & Gas, Inc. and David H. Arrington and Shelley K. Arrington the following:

     1. That in acquiring the Properties described in that certain Purchase and Sale Agreement by and among David H. Arrington, et al, and Hunter Resources,
Inc. dated March 31, 1995, it is acquiring the Properties for investment purposes only and fully understands the concept.

     2. That Hunter Resources, Inc. considers itself an accredited investor as that term is known in the securities industry and that it does not need nor require the protection afforded to it by filing of a registration statement with the United States Securities and Exchange Commission in regard to the transaction.

     3. That Hunter Resources, Inc. is engaged in the business of exploring for or producing oil, gas and other minerals as an ongoing business and thus possesses oil and gas expertise or has in its employ qualified geologists, engineers, professional counsel or industry knowledgeable personnel to competently evaluate reserves of oil and gas.

DATED this 31st day of March, 1995.

                             HUNTER RESOURCES, INC.



                             By: /s/ Gary C. Evans
                             -------------------------
                             Gary C. Evans, President



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